UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2019

ANDEAVOR LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 421-2414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	—	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 6, 2019, Andeavor Logistics LP (“ANDX”), a Delaware limited partnership and a wholly owned subsidiary of MPLX LP (“MPLX”), Tesoro Logistics Finance Corp. (“Finance Corp.”), a Delaware corporation and a wholly owned subsidiary of ANDX, and U.S. Bank National Association, as trustee (the “Trustee”), entered into certain supplemental indentures (the “Supplemental Indentures”) respecting ANDX’s and Finance Corp.’s outstanding 6.250% Senior Notes due 2022, 3.500% Senior Notes due 2022, 6.375% Senior Notes due 2024, 5.250% Senior Notes due 2025, 4.250% Senior Notes due 2027, and 5.200% Senior Notes due 2047 (collectively, the “ANDX Notes”). The Supplemental Indentures were entered into following ANDX’s and Finance Corp.’s receipt of the requisite consents of the holders of the ANDX Notes pursuant to consent solicitations in respect of certain amendments to the indentures governing the ANDX Notes that commenced on August 22, 2019 (the “Consent Solicitations”). The Supplemental Indentures eliminate most of the restrictive and reporting covenants and certain default provisions respecting the ANDX Notes. The Supplemental Indentures are effective upon execution but will only become operative upon the closing of the Consent Solicitations and related exchange offers.

The foregoing descriptions of the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indentures, copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1

Sixth Supplemental Indenture, dated as of September 6, 2019, to Indenture dated as of October 29, 2014, among Andeavor Logistics LP (f/k/a Tesoro Logistics LP), Tesoro Logistics Finance Corp. and U.S. Bank National Association, as Trustee (incorporated by reference herein to Exhibit 4.1 of MPLX LP’s Current Report on Form 8-K filed on September 9, 2019, File No. 001-35714)

4.2

Fourth Supplemental Indenture, dated as of September 6, 2019, to Indenture dated as of May 12, 2016, among Andeavor Logistics LP (f/k/a Tesoro Logistics LP), Tesoro Logistics Finance Corp. and U.S. Bank National Association, as Trustee (incorporated by reference herein to Exhibit 4.2 of MPLX LP’s Current Report on Form 8-K filed on September 9, 2019, File No. 001-35714)

4.3

Fourth Supplemental Indenture, dated as of September 6, 2019, to Indenture dated as of December 2, 2016, among Andeavor Logistics LP (f/k/a Tesoro Logistics LP), Tesoro Logistics Finance Corp. and U.S. Bank National Association, as Trustee (incorporated by reference herein to Exhibit 4.3 of MPLX LP’s Current Report on Form 8-K filed on September 9, 2019, File No. 001-35714)

4.4

Second Supplemental Indenture, dated as of September 6, 2019, to Indenture dated as of November 28, 2017, among Andeavor Logistics LP (f/k/a Tesoro Logistics LP), Tesoro Logistics Finance Corp. and U.S. Bank National Association, as Trustee (incorporated by reference herein to Exhibit 4.4 of MPLX LP’s Current Report on Form 8-K filed on September 9, 2019, File No. 001-35714)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andeavor Logistics LP

	By:	Andeavor Logistics GP LLC

Date: September 12, 2019	By:	/s/ Molly R. Benson
	Name:	Molly R. Benson
	Title:	Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary